UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 25, 2006

NUTRITION 21, INC.

(Exact Name of Registrant as Specified in Charter)

New York	0-14983	11-2653613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Manhattanville Road, Purchase, New York 10577

(Address of Principal Executive Offices) (Zip Code)

(914) 701-4500

Registrant's telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.01 - Completion of Acquisition or disposition of Assets.

This Form 8-K/A amends the Current Report on Form 8-K of Nutrition 21, Inc. filed with the Securities and Exchange Commission (“SEC) on August 29, 2006 (the “Original 8-K”), regarding its acquisition of Iceland Health Inc. to include the financial statements required by Item 9.01. The information previously reported in the Original 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01 - Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The following audited historical financial statements of Iceland Health, Inc. are included in this report:

(i)
The audited balance sheets as of December 31, 2005 and December 31, 2004, and the related consolidated statements of operations, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2005.

(ii)
The unaudited balance sheet as of June 30, 2006, the unaudited consolidated statements of operations and cash flows for the six-month periods ended June 30, 2006 and June 30, 2005, and the unaudited statements of cash flows for the six-month periods ended June 30, 2006 and 2005.

(b) Pro forma Financial Information

The unaudited pro forma condensed combined balance sheet as of June 30, 2006 and the unaudited pro forma condensed combined statement of operations for the year ended June 30, 2006 of Nutrition 21, Inc. and Iceland Health, Inc.

(d)  Exhibits

2.1
Amended and Restated Merger Agreement dated as of August 25, 2006 by and among Nutrition 21 Inc., N21 Acquisition I LLC, Iceland Health, Inc., and Mark Stenberg and Arnold Blair, incorporated by reference from Exhibit 2.1 filed with Form 8-K on August 29, 2006.

4.1	Form of promissory notes issued by the Company to each of Mark Stenberg and Arnold Blair, incorporated by reference from Exhibit 4.1 filed with Form 8-K on August 29, 2006.

10.1	Form of employment agreement by and between the Company and each of Mark Stenberg and Arnold Blair, incorporated by reference from Exhibit 10.1 filed with Form 8-K on August 29, 2006.

10.2	Form of confidentiality and non-compete agreement executed by each of Mark H. Stenberg and Arnold Blair, incorporated by reference from Exhibit 10.2 filed with Form 8-K on August 29, 2006.

10.3	Form of security agreement for notes filed as Exhibit 4.1 incorporated by reference from Exhibit 10.3 filed with Form 8-K on August 29, 2006.

23.1	Consent of J.H. Cohn LLP, Independent Registered Public Accounting firm of Nutrition 21, Inc.

99.1	Press Release dated August 29, 2006 by Nutrition 21, Inc., incorporated by reference from Exhibit 99.1 filed with Form 8-K on August 29, 2006.
.

Iceland Health, Inc.

Index to Financial Statements

Page

Report of Independent Registered Public Accounting Firm	4

Balance Sheets at December 31, 2005 and 2004 and
June 30, 2006 (unaudited)	5

Statements of Operations for the Years Ended
December 31, 2005, 2004 and 2003 and for the six months
ended June 30, 2006 and 2005 (unaudited)	6

Statements of Stockholders’ Equity (Deficiency) for the Years Ended
December 31, 2005, 2004 and 2003 and for the period
Ended June 30, 2006 (unaudited)	7

Statements of Cash Flows for the Years Ended
December 2005, 2004 and 2003 and for the six months
ended June 30, 2006 and 2005 (unaudited)	8

Notes to Financial Statements	9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Stockholders and Board of Directors
Nutrition 21, Inc.

We have audited the accompanying balance sheets of Iceland Health, inc. as of December 31, 2005 and 2004, and the related statements of operations, stockholders’ equity (deficiency) and cash flows for each of the years in the three-year period ended December 31, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Iceland Health, Inc. as of December 31, 2005 and 2004, and its results of operations and cash flows for each of the years in the three-year period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ J.H. Cohn LLP

Roseland, New Jersey
October 31, 2006

Iceland Health, Inc.
Balance Sheets
($ in thousands)

ASSETS	December 31, 2005	December 31, 2004	June 30, 2006 (unaudited)

Current Assets

Cash	$394	$68	$206

Restricted cash	298	188	245

Accounts receivable	183	48	421

Inventories	335	156	406

Prepaid expenses	20	---	---

Loan receivable from stockholders	---	---	170

TOTAL ASSETS	$1,230	$460	$1,448

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIENCY)

Liabilities

Accounts payable and accrued expenses	$1,313	$581	$1,398

Loans from stockholders	300	---	---

TOTAL LIABILITIES	1,613	581	1,398

STOCKHOLDERS’ EQUITY (DEFICIENCY)

Common stock, no par value, authorized 200 shares, 100 shares issued and outstanding at December 31, 2005 and 2004 and June 30, 2006	10	10	10

Retained earnings (accumulated deficit)	(393)	(131)	40

TOTAL STOCKHOLDERS’ EQUITY (DEFICIENCY)	(383)	(121)	50

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIENCY)	$1,230	$460	$1,448

See accompanying notes to financial statements.

Iceland Health, Inc.
Statements of Operations
(in thousands)

	Year Ended December 31,			Six Months Ended June 30,
	2005	2004	2003	2006	2005
				(unaudited)	(unaudited)

TOTAL REVENUES	$20,259	$7,507	$317	$14,648	$7,809

COSTS AND EXPENSES

Cost of revenues	3,996	1,234	223	2,760	1,495
Selling, general and administrative expenses	16,528	6,263	233	11,460	5,879

TOTAL COSTS AND EXPENSES	20,524	7,497	456	14,220	7,374

OPERATING (LOSS) INCOME	(265)	10	(139)	428	435

Interest income	4	1	--	5	--
Interest expense	1	2	--	--	--

Net (Loss) Income	$(262)	$9	$(139)	$433	$435

See accompanying notes to financial statements.

Iceland Health, Inc.
Statements of Stockholder’s Equity (Deficiency)
(in thousands, except share data)

	Common Stock
	Shares	$	Retained Earnings (Accumulated Deficit)	TOTAL

Balance at January 1, 2003	100	$10	$--	$10

Net loss for the year			(140)	(140)

Balance at December 31, 2003	100	10	(140)	(130)

Net income for the year			9	9

Balance at December 31, 2004	100	10	(131)	(121)

Net loss for the year			(262)	(262)

Balance at December 31, 2005	100	10	(393)	(383)

Net income for the six months ended June 30, 2006 (unaudited)	---	---	433	433

Balance at June 30, 2006 (unaudited)	100	$10	$40	$50

See accompanying notes to financial statements.

Iceland Health, Inc.
Statements of Cash Flows
(in thousands)

	Year Ended December 31,			Six Months Ended June 30,
	2005	2004	2003	2006	2005

Cash flows from operating activities
Net (loss) income	$(262)	$9	$(139)	$433	$435
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:

Changes in operating assets and liabilities:
Accounts receivable	(135)	(48)	--	(238)	--
Inventories	(179)	(74)	(82)	(71)	224
Prepaid expenses	(20)	--	--	20	(127)
Accounts payable and accrued expense	732	401	178	85	(238)
Net cash provided by (used in) operating activities	136	288	(43)	229	294

Cash flows from investing activities:
Cash advances to stockholders	--	--	--	(170)	--
(Increase) decrease in restricted cash	(110)	(188)	--	53	(165)
Net cash used in investing activities	(110)	(188)	--	(117)	(165)

Cash flows from financing activities:
Loans from (to) stockholders	300	(107)	100	(300)	--
Net cash provided by (used in) financing activities	300	(107)	100	(300)	--

Net increase (decrease) in cash	326	(7)	57	(188)	129
Cash at beginning of period	68	75	18	394	68
Cash at end of period	$394	$68	$75	$206	$197
See accompanying notes to financial statements.

Iceland Health, Inc.
Notes to Financial Statements

Note 1 - Nature of Operations and Summary of Significant Accounting Policies

a)	Nature of Operations
Iceland Health, Inc. (“the Company”) was incorporated on October 26, 2001 under the laws of the State of New York and sells Omega 3 and other health products to the general public throughout the United States and Canada.

b)	Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

c)	Inventories
Inventories are stated at the lower of cost or market, cost being determined on the first-in, first-out (FIFO) basis.

d)	Advertising Costs
Advertising costs are expensed as incurred and amounts paid for future periods are included as prepaid expenses. The amounts charged to expense during the years ended December 31, 2005, 2004 and 2003 were $10.7 million, $4.3 million and $0.2 million, respectively. Amounts charged for the six months ended June 30, 2006 and 2005 were $8.1 million and $3.7 million, respectively (unaudited).

e)	Income Taxes
The Company, with consent of its shareholders, has elected, under the Internal Revenue Code, to be an S corporation. In lieu of corporate income taxes, the stockholders of an S corporation are taxed on their proportionate share of the Company’s taxable income. Therefore, no provision or liability for Federal income taxes has been included in these financial statements.

f)	Revenue Recognition
Revenue is recognized when title transfers upon shipment to the customers. There are no customer acceptance provisions to be met before the recognition of any product revenue. Revenue is recognized only when collectibility of accounts receivable is reasonable assured. The Company accrues for related product returns based on historical activity.

Iceland Health, Inc.
Notes to Financial Statements

Note 2 - Restricted Cash

Under a Media Financing, Security and Assignment Agreement, DC Media Capital, LLC d/b/a Newtek Media Capital, LLC (“Newtek”) finances the cost of the Company’s media advertising. Revenues from sales are deposited into an account at Merrill Lynch that is owned by the Company but controlled by Newtek. Newtek repays its advertising advances once a week through this controlled account and charges a fee for this service. Simultaneously, the balance in the Merrill Lynch account is transferred to the Company.

The Company has pledged its assets as collateral security under this agreement. The balance in the Merrill Lynch account at December 31, 2005 and 2004 is $0.3 million and $0.2 million, respectively. At June 30, 2006, there was $0.2 million in the Merrill Lynch account.

Note 3 - Related Party Transactions

The Company transacts business with entities related by similar ownership.

The Company paid consulting fees in the amount of $1.7 million, $0.3 million and $0.0 million to the related parties during the years ended December 31, 2005, 2004 and 2003, respectively, and $0.9 million and $0.6 million for the six month periods ended June 30, 2006 and 2005, respectively (unaudited).

From time to time stockholders of the Company have advanced non-interest bearing loans to the Company and the Company has advanced non-interest bearing loans to the stockholders. The loans are short term and any imputed interest was immaterial. The balance due to stockholders at December 31, 2005 and 2004 was $0.3 million and $0, respectively. At June 30, 2006, the balance due from the stockholders of the Company was $0.2 million (unaudited).

Note 4 - Subsequent Events

On August 15, 2006, the Company entered into a merger agreement (the “Agreement”) dated as of August 15, 2006 with Nutrition 21, Inc. (“N21”) for the merger of the Company into N21 Acquisition I LLC, a newly formed New York corporation that is wholly-owned by N21. N21 is a publicly-owned nutritional bioscience company and the provider of chromium based supplements with health benefits substantiated by clinical research.

At the closing on August 25, 2006, N21 delivered to the Company’s stockholders 8.0 million shares of N21 common stock; $1.0 million in cash; and $2.5 million in notes due August 2009 with 5% interest that will be collateralized with the “Iceland Health” trade name and trademark. Nutrition 21, Inc. also agreed to make up to $2.5 million in earn out payments based on 3% of the amount by which Net Sales of Eligible Products (each as defined) in successive one-year periods after the closing exceeds $10.0 million. N21 will be required to issue up to 1.5 million additional shares of N21 common stock if the volume weighted average price of N21’s common stock during the 30 trading days immediately preceding the first anniversary of the closing is less than $2 per share.

NUTRITION 21, INC.
Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated financial statements give effect to the merger of Iceland Health (“IH”) by Nutrition 21, Inc. (“N21” or the “Company”), using the purchase method of accounting and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated balance sheet combines the historical consolidated balance sheets of N21 and IH as of June 30, 2006. The unaudited pro forma condensed consolidated statement of operations for the year ended June 30, 2006 gives effect to the merger as if it occurred at the beginning of each period and reflects only pro forma adjustments expected to have a continuing impact on the combined results.

The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the financial position or results of operations that would have actually been reported had the merger been completed on the assumed date or for the period presented, nor is it necessarily indicative of the future financial position or results of operations of the combined companies. The unaudited pro forma condensed consolidated financial statements include adjustments to reflect the allocation of the purchase price to the acquired assets and assumed liabilities of IH. The purchase price allocation for IH is subject to revision as more detailed analysis is completed. Any change in the fair value of the net assets of IH will likely change the amount of the purchase price allocable to goodwill and amortizable intangible assets.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended June 30, 2006 and the financial statements of IH included elsewhere herein.

NUTRITION 21, INC.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
June 30, 2006
(in thousands)

	Historical		Pro Forma
	N21	IH	Adjustments		Combined
ASSETS
Current Assets
Cash and cash equivalents	$2,414	$206	$(1,000)	(a)	$1,620
Short term investments	11,500	---	---		11,500
Restricted cash	---	245	---		245
Accounts receivable, net	2,600	421	---		3,021
Inventories	963	406	---		1,369
Prepaid expenses and other current assets	392	---	---		392
Other receivables	205	---	---		205
Total Current Assets	18,074	1,278	(1,000)		18,352

Property and equipment, net	116	---	---		116
Goodwill	---	---	12,226	(a)	12,226
Other intangible assets with indefinite lives			5,379	(a)	5,379
Patents, trademarks and other intangible assets, net	5,375	---	1,299	(a)	6,674
Other assets	291	170	---		461

TOTAL ASSETS	$23,856	$1,448	$17,904		$43,208

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts payable and accrued expenses	$4,906	$1,398	200	(a)	6,504
Note payable	---	---	2,282	(a)	2,282
6% Series I convertible preferred stock, subject to mandatory redemption (redemption value $6,586)	4,410	---	---		4,410

TOTAL LIABILITIES	9,316	1,398	2,482		13,196

Stockholders’ equity
Common stock	243	10	30	(a)	283
Paid-in capital	86,582	---	15,432	(a)	102,014
Accumulated deficit	(72,285)	40	(40	)(a)	(72,285)
Total stockholders’ equity	14,540	50	15,422		30,012

Total liabilities and stockholders’ equity	$23,856	$1,448	$17,904		$43,208

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

NUTRITION 21, INC.
Unaudited Pro Forma Condensed Consolidated Statements of Operations
For the Year Ended June 30, 2006
(in thousands, except per share data)

	Historical		Pro Forma
	N21	IH	Adjustments		Combined

Net Sales	$10,298	$27,091			$37,389
Other Revenues	366	---			366

TOTAL REVENUES	10,664	27,091			37,755

COSTS AND EXPENSES

Cost of revenues	2,722	3,199			5,921
Selling, general and administrative expenses	11,848	24,261	(1,976	)(d)	34,740
			607	(d)
Research and development expenses	1,546	---			1,546
Depreciation and amortization expenses	2,235	---	1,049	(b)	3,284

TOTAL COSTS AND EXPENSES	18,351	27,460	(320)		45,491

OPERATING (LOSS) INCOME	(7,687)	(369)	320		(7,736)

Interest income	303	8			311
Interest expense	2,921	---	198	(c)	3,119

(LOSS) INCOME BEFORE INCOME TAXES	(10,305)	(361)	122		(10,544)

Income taxes	12	---	--		12

NET (LOSS) INCOME	$(10,317)	$(361)	$122		$(10,556)

Basic and diluted loss per common share	$(0.26)				$(0.22)

Weighted average number of common shares - basic and diluted	40,262,851		8,000,000	(c)	48,262,851

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

NUTRITION 21, INC.
Notes to Unaudited Pro Forma Consolidated Combined Condensed Financial Statements
For the Year Ended June 30, 2006

Note 1 - Description of Transaction and Basis of Presentation

On August 25, 2006, Nutrition 21, Inc. (“the Company”) completed the merger of Iceland Health, Inc., a New York corporation (“Iceland Health”), into N21 Acquisition I LLC, a newly formed New York limited liability company that is wholly owned by the Company (“Acquisition LLC”). The closing was effected under the terms of an Amended and Restated Merger Agreement dated as of August 25, 2006 (the “Agreement”). Effective as of the closing, the name of Acquisition LLC was changed to Iceland Health, LLC.

At the closing, the Company delivered or paid to the former stockholders of Iceland Health (the “Former Stockholders”) 8,000,000 shares of the Company’s common stock; $1,000,000 in cash; and $2,500,000 in 5% notes that are due on August 25, 2009. The notes are collateralized by Iceland Health’s trade names and trademarks and the goodwill with respect to these names and marks. The Company also agreed to pay to the Former Stockholders up to $2,500,000 in earn out payments based on 3% of the amount by which Net Sales of Eligible Products (each as defined) in successive one-year periods after the Closing exceed $10,000,000. The Company will be required to issue to the former stockholders up to 1.5 million additional shares of the Company’s common stock if the volume weighted average price of the Company’s common stock during the 30 trading days immediately preceding the first anniversary of the closing is less that $2 per share.

Within 60 days after the closing, the Company is required to pay to the Former Stockholders the amount, if any, by which Working Capital (as defined) at the closing is more that $100,000, and the Stockholders are required to pay to the Company the amount if any by which working capital at the closing is less than $100,000. On October 25, 2006, the Company and the Former Stockholders agreed to extend for 30 days the settlement of the working capital computation.

Note 2 - Purchase Price

The purchase price is as follows (in thousands):

Fair value of N21 shares issued	$15,472
Fair value of $2.5 million notes due in three years (5% interest)	2,282
Cash paid	1,000
Subtotal	18,754
Estimated transaction costs	200
Total purchase price	$18,954

For pro forma purposes, the fair value of the N21 common stock used in determining the purchase price was $1.93 per share, which is the implied price of N21 common stock based on (a) the average closing price of N21 common stock on the two full trading days immediately preceding the public announcement of the merger, the trading day the merger was announced and the two full trading days immediately following such public announcement. The fair value of the N21 note receivable was determined by using a present value calculation.

NUTRITION 21, INC.
Notes to Unaudited Pro Forma Consolidated Combined Condensed Financial Statements
For the Year Ended June 30, 2006

For pro forma purposes, the purchase price has been allocated based on a valuation of Iceland Health, Inc.’s tangible and identifiable intangible assets and liabilities based on their estimated fair values as of June 30, 2006, with the excess of purchase price over such net assets allocated to goodwill (in thousands):

Net identifiable tangible assets acquired	$50
Trade names	5,379
Customer relationships	924
Non-compete agreements	375
Goodwill	12,226
$18,954

The final determination of the purchase price allocation is expected to be completed as soon as practicable and is not expected to be materially different than the current valuation.

Note 3 - Pro Forma Adjustments

The accompanying unaudited pro forma condensed consolidated financial statements have been prepared as if the acquisition was completed on June 30, 2006 for balance sheet purposes and as of July 1, 2005 for statement of operations purposes and reflect the following pro forma adjustments:

a)
To record the value of the consideration paid for the purchase of IH and the assets acquired and liabilities assumed, and the elimination of the historical stockholders’ equity accounts of Iceland Health.

b)
To record amortization of customer relationships and non-compete agreements resulting from the merger. Finite-lived intangibles resulting from the merger are being amortized over their related estimated useful lives, which are 7.5 months to 3 years.

c)	To record interest expense on note payable resulting from the merger.

d)
To adjust the financial statement of operations of Iceland Health, Inc. for non-recurring consulting fees of the Former Stockholders which have been replaced by salary and other payroll related expenses pursuant to the stockholders’ employment agreements with the Company.

The accompanying unaudited pro forma condensed consolidated financial statements exclude adjustments for any contingent payments that may be due under the agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NUTRITION 21, INC.
Registrant

Date: November 8, 2006

	By:	/s/ Paul Intlekofer
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
2.1
Amended and Restated Merger Agreement dated as of August 25, 2006 by and among Nutrition 21 Inc., N21 Acquisition I LLC, Iceland Health, Inc., and Mark Stenberg and Arnold Blair, incorporated by reference from Exhibit 2.1 filed with Form 8-K on August 29, 2006.

4.1	Form of promissory notes issued by the Company to each of Mark Stenberg and Arnold Blair, incorporated by reference from Exhibit 4.1 filed with Form 8-K on August 29, 2006.
10.1	Form of employment agreement by and between the Company and each of Mark Stenberg and Arnold Blair, incorporated by reference from Exhibit10.1 filed with Form 8-K on August 29, 2006.
10.2	Form of confidentiality and non-compete agreement executed by each of Mark H. Stenberg and Arnold Blair, incorporated by reference from Exhibit 10.2 filed with Form 8-K on August 29, 2006.
10.3	Form of security agreement for notes filed as Exhibit 4.1, incorporated by reference from Exhibit 10.3 filed with Form 8-K on August 29, 2006.
23.1	Consent of J.H. Cohn LLP, Independent Registered Public Accounting Firm of Nutrition 21, Inc.
99.1	Press Release dated August 29, 2006 by Nutrition 21, Inc., incorporated by reference from Exhibit 99.1 filed with Form 8-K on August 29, 2006.